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                                                               Exhibit 23.2
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                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 18, 1995 included in Genetics Institute, Inc.'s Form 10-K for the year ended December 31, 1994 and to all references to our Firm included in this registration statement




         Boston, Massachusetts                   ARTHUR ANDERSEN LLP
         May 25, 1995
















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